May 2, 1997


          Ruth Sanders, Esq.
          Securities and Exchange Commission
          450 Fifth Street, N.W.
          Judiciary Plaza
          Washington, D.C. 20549

          Re:  T. Rowe Price Growth & Income Fund, Inc.
               File Nos.: 2-79190/811-3566

          Dear Ms. Sanders:

               This letter will serve as our filing under provisions of Rule 497 of the Securities Act of 1933. We are writing to inform you that there have been no changes to the Fund's Prospectus and Statement of Additional Information that were filed under Rule 485(b) as part of Post-Effective Amendment No. 22 on April 23, 1997. The Prospectus and Statement of Additional Information went effective on May 1, 1997. These documents will be used for the offer and sale of Fund shares.

                                             Sincerely,

                                             /s/Forrest R. Foss
                                             Forrest R. Foss